Exhibit 10.39

ADOPTION AGREEMENT
ARTICLE 1
NON-STANDARDIZED PROFIT SHARING/401(K) PLAN

1.01	PLAN INFORMATION

(a)	Name of Plan:

This is the Digitas LLC Employee Savings Plan (the “Plan”)

(g)	Plan Status (check appropriate box(es)):

(1) ☐	New Plan Effective Date:

(2) ☑	Amendment Effective Date: 5/1/2001

This is (check one):

(A)    ☑   an amendment of The CORPORATEplan for RetirementSM Basic Plan Document No. 07 Adoption Agreement previously executed by the Employer; or

(B)    ☐  a conversion to The CORPORATEplan for RetirementSM Basic Plan Document No. 07.

The original effective date of the Plan:    3/1/1987

The substantive provisions of the Plan shall apply prior to the Amendment Effective Date to the extent required by the Internal Revenue Code, as specifically provided in the Basic Plan Document.

1.10	MATCHING EMPLOYER CONTRIBUTIONS (Only if Option 1.07(a), Deferral Contributions is checked)

(a)	☐ Basic Matching Employer Contributions (check one):

(1) ☐ Non-Discretionary
Matching Employer Contributions—The Employer shall make a      basic Matching Employer Contribution on behalf of each Participant in an amount      equal to the following percentage of a Participant’s Deferral Contributions during the      Contribution Period (check (A) or (B) and, if applicable, (C)):

Note:    Effective for Plan Years beginning on or after January 1, 1999, if the Employer elected Option 1.11(a)(3), Safe Harbor Formula, with respect to Nonelective Employer Contributions and meets the requirements for deemed satisfaction of the “ADP” test in Subsection 6.10 for a Plan Year, the Plan will also be deemed to satisfy the “ACP” test for such Plan Year with respect to Matching Employer Contributions if Matching Employer Contributions hereunder meet the requirements in Section 6.11.

(A) ☐ Single	Percentage Match: 0%

(B) ☐ Tiered	Match:

            % of the first            % of the Active Participant’s Compensation contributed to the                                 Plan,

            % of the next            % of the Active Participant’s Compensation contributed to the                                 Plan,

            % of the next            % of the Active Participant’s Compensation contributed to the Plan.

Note:    The percentages specified above for basic Matching Employer Contributions may not increase as the percentage of Compensation contributed increases.

(C) ☐ Limit	on Non-Discretionary Matching Employer Contributions (check the appropriate box(es)):

(i) ☐	Deferral Contributions in excess of % of the Participant’s Compensation for the period in question shall not be considered for non-discretionary Matching Employer Contributions.

(c)
Contribution Period for Matching Employer Contributions—The Contribution Period for purposes of calculating the amount of basic Matching Employer Contributions described in Subsection 1.10(a)(1) or (2) is:

(1)    ☐    each calendar month.

(2)    ☐    each Plan Year quarter.

(3)    ☐    each Plan Year.

(4)    ☐    each payroll period.

The Contribution Period for safe harbor Matching Employer Contributions described in Subsection 1.10(a)(3) and additional Matching Employer Contributions described in Subsection 1.10(b) is the Plan Year.

EXECUTION PAGE
(Prototype Sponsor’s Copy)

IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this 19th day of December, 2001.

Employer:	Digitas

By:	/S/ ANNE DRAPEAU

Title:	Chief People Officer

Employer:

By:

Title:

Accepted by:

Fidelity Management Trust Company, as Trustee

By:	Date:

Title:

EXECUTION PAGE
(Prototype Sponsor’s Copy)

IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this 19th day of December, 2001.

Employer:	Digitas

By:	/S/ ANNE DRAPEAU

Title:	Chief People Officer

Employer:

By:

Title:

Accepted by:

Fidelity Management Trust Company, as Trustee

By:	Date:

Title: